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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2001

                                 Razorfish, Inc.

             (exact name of registrant as specified in its charter)

           Delaware                     000-25847                 13-3804503
           --------                     ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


      32 Mercer Street, 3rd Floor, New York, New York           10013
      -----------------------------------------------           -----
      (Address of principal executive offices)                  (zip code)


       Registrant's Telephone Number, including Area Code: (212) 966-5960

                                       N/A

          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

           Not applicable.

Item 2.    Acquisitions or Disposition of Assets

           Not applicable.

Item 3.    Bankruptcy or Receivership

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant

           Not applicable.

Item 5.    Other Events

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           Attached as Exhibit 5.1 is the opinion of counsel in connection with the Prospectus, dated November 26, 2001, and Prospectus Supplement, dated December 28, 2001, filed under Razorfish's Registration Statement on Form S-3 (Registration No. 333-62146).

Item 6.    Resignation of Registrant's Directors

           Not applicable.

Item 7.    Financial Statements and Exhibits

           (a)  Financial Statements of Businesses Acquired.

                    Not applicable.

           (b)  Pro Forma Financial Information.

                    Not applicable.

           (c)  Exhibits

                Item 601(a) of
                Regulation S-K
                  Exhibit No.                          Description
                  -----------                          -----------

                      5.1                   Opinion of Morrison & Foerster LLP

Item 8.    Change in Fiscal Year

           Not applicable.

Item 9.    Regulation FD Disclosure

           Not applicable.

                                       2

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAZORFISH, INC.
                                         (Registrant)


Dated: December 28, 2001                 By: /s/ Hilary Fenner
                                             -----------------------------------
                                             Name:  Hilary Fenner
                                             Title: General Counsel

                                       3

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                                INDEX TO EXHIBIT
                                ----------------


Exhibit No.                            Description
-----------                            -----------

5.1                Opinion of Morrison & Foerster LLP


                                       4